UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 7, 2024
PAR Technology Corporation
(Exact name of registrant as specified in its charter)
Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

PAR Government Systems Corporation Purchase Agreement.

On June 7, 2024 (the “Signing/Closing Date”), PAR Technology Corporation, a Delaware corporation (“PAR”), and PAR Government Systems Corporation, a New York corporation (“PGSC”) and a wholly owned subsidiary of PAR, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Booz Allen Hamilton Inc., a Delaware corporation (the “Buyer”). Pursuant to the Purchase Agreement, on the Signing/Closing Date the Buyer acquired 100% of the issued and outstanding shares of common stock of PGSC for a cash purchase price of $95 million (“Purchase Price” and such acquisition,  the “Transaction”). The Purchase Price is subject to customary post-closing adjustments based on PGSC’s indebtedness, working capital, cash, and transaction expenses at closing.

The description of the Purchase Agreement herein does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated into this Current Report on Form 8-K by reference in its entirety. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual or disclosure information about PAR or the other parties to the Purchase Agreement. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Purchase Agreement. The confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties in the Purchase Agreement and were used for the purpose of allocating risk between the parties rather than establishing matters as facts. The Purchase Agreement contains representations, warranties and covenants by the parties to the Purchase Agreement, and those representations, warranties and covenants may apply standards of materiality in a way that is different from what may be viewed as material to the reader or other investors. Investors are not third-party beneficiaries under the Purchase Agreement, and therefore should review the Purchase Agreement, or any descriptions thereof, not in isolation, but only in conjunction with the other information about PAR that it includes in reports, statements and other filings it makes with the Securities and Exchange Commission (“SEC”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Signing/Closing Date, Michael D. Nelson, President of PGSC, ceased to be a named executive officer of PAR.

Item 7.01	Regulation FD Disclosure.

On June 10, 2024, PAR issued a press release (the “Press Release”) announcing that it had completed the Transaction and that it had signed a definitive agreement for the sale of 100% of the issued and outstanding equity interests of Rome Research Corporation, a wholly-owned subsidiary of PAR (“RRC”), to NexTech Solutions Holdings, LLC for a cash purchase price of $7 million, before customary post-closing adjustments based on RRC’s indebtedness, working capital, cash, and transaction expenses, at closing. The sale of RRC is expected to close in the second quarter of 2024. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
2.1*	Stock Purchase Agreement, dated June 7, 2024, by and among Booz Allen Hamilton Inc., PAR Government Systems Corporation, and PAR Technology Corporation

99.1**	PAR Technology Corporation Press Release dated June 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

**
The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements.

This Current Report on Form 8-K and the Press Release may contain “forward-looking statements” within the meaning of Section 21E of the Exchange Act, Section 27A of the Securities Act and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not historical in nature, but rather are predictive of PAR’s future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate”, “believe,” “belief,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result,” and similar expressions. Forward-looking statements are based on management’s current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond PAR’s control, which could cause PAR’s actual results to differ materially from those expressed in or implied by forward-looking statements, including the risks and uncertainties discussed in PAR’s Annual Report on Form 10-K for the year ended December 31, 2023 and PAR’s other filings with the SEC. Forward-looking statements contained herein and in the Press Release speak only as of the date of this Current Report. PAR undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)
Date: June 10, 2024	/s/Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)